                                                                    Exhibit 10.6

Design Automation                                                 Houston, Texas
Systems Incorporated                                             Tulsa, Oklahoma
                                                             Ann Arbor, Michigan
                                                         Oklahoma City, Oklahoma
September 1, 1998



Design Automation Systems, Inc. has submitted their HP Indirect Computer Reseller Application and Administrative Letter of Understanding to me on September 3, 1998.

                                  \s\John Stevens
                                  ----------------------------
                                  John Stevens

HP Indirect Computer Reseller Application                                [LOGO]
Signature Page for HP 9000/3000/NetServer/
Workstation/Software/PC/Peripheral Resellers


--------------------------------------------------------------------------------
1. Distributor Information
--------------------------------------------------------------------------------



Distributor Name: Hall-Mark Computer Products     Distributor Account No.:
                  ---------------------------                             --------------
Business Address: 2211 South 47th Street   Phone: (800) 409-1483    Fax: (602) 414-6262
                  ---------------------------     --------------         ---------------
City: Phoenix                                     State: AZ                   Zip: 85034
      ---------------------------------------            -----------------         -----
Distributor Contact Name: Christopher Swahn       Title: NW Regional Manager
                          -------------------            -------------------------------
E-mail Address: CHRISTOPHER.SWAHN@AVUET.COM       Phone: (303) 799-7812
                -----------------------------            -------------------------------
Distributor Sales Rep: John M. Stevens            Phone: (713) 917-8810
                       ----------------------            -------------------------------
E-mail Address: john.stevens@avnet.com
               -------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Reseller Information
--------------------------------------------------------------------------------
Reseller Name (name used on business license, permits, and State and Federal
Tax ID numbers: DESIGN AUTOMATION SYSTEMS, INC.
                ----------------------------------------------------------------
Date business established using this name: 1985
                                           -------------------------------------
DBA (other names under which reseller does business):
                                                     ---------------------------
Address: 3200 Wilcrest Drive Suite 370           Phone: (713) 784-2374
         -----------------------------------            ------------------------
City: Houston                       State: Texas                 Zip: 77042-3366
      ------------------                   ----------------           ----------
Executive Contact: Charles Leaver   Corporate Web Address: www.da.com
                   --------------                          ---------------------
Internet Address:  chuckl@da.com
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
3. Statement of Ownership
--------------------------------------------------------------------------------
Form of Organization (i.e., Corporation, General Partnership, Limited Partnership, Sole Proprietor): Corporation
                               -------------------------------------------------
For a Corporation, specify whether: [ ] Publicly Held    [X] Privately Held
                                    [ ] State of Incorporation/Organization

Identify company ownership and management structure as follows (attach additional pages if necessary):

- SOLE PROPRIETOR:               Identify all owners, officers, and ownership
                                 percentages held
- TRUST                          Identify Trustee(s), Administrators, and
                                 Beneficiaries of Trust
- PARTNERSHIP:                   Identify all General Partners, Limited
                                 Partners, Officers, and ownership percentages held (specify dollar investment of limited partners)

- PRIVATELY HELD CORPORATION:    Identify all shareholders with class and
                                 percentage ownership, Officers, and Board of
                                 Director Members
- PUBLICLY HELD CORPORATION:     Identify owners of 20% or more of each class of
                                 shares with class and percentage ownership, Officers, and Board of Director Members


                                    OWNERSHIP INTEREST           TYPE OF OWNERSHIP
                                    Percentage Ownership              INTEREST
                                     (Dollar Investment in        (Assets, Common or
NAMES             TITLES              Limited Partners)            Preferred Shares

Carl R. Rose      CEO/Founder         100%                         assets

If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure on the previous page and identity of the parent corporation below:

Parent/Owner, including DBA(s):
                               -------------------------------------------------
Address:
        ------------------------------------------------------------------------
CITY:                         State:                   Zip:
     ------------------------       ------------------     ---------------------
Phone: (   )                  Fax: (   )
       ----------------------      ---------------------------------------------
State of Parent/Owner's Incorporation:
                                      ------------------------------------------

--------------------------------------------------------------------------------
4. Authorized Signatures
--------------------------------------------------------------------------------
In the event that this application is approved, Distributor and Reseller agree that their contract, whether its other terms are oral or written, will include the written terms attached as the U.S. Reseller Agreement and U.S. Solutions Reseller Certification, and the HP Software License Terms Addendum for authorization to resell HP 90OOs/30OOs/Workstations/Software; and the U.S. Volume Reseller Addendum for authorization to resell HP NetServers/PCs/Peripherals.

RESELLER
By Reseller's signature below, Reseller agrees the statements provided in the attached application are true and complete. Reseller agrees to the terms of the certifications and authorizations, of which all terms are included in this agreement by this reference. If any changes occur, I will notify the Distributor and HP in writing.

  Authorized Signature:                        Date:  September 4, 1998
                       -----------------------        --------------------------
  Print Name: Charles Leaver                   Title: President
              --------------------------------        --------------------------
DISTRIBUTOR
To best of Distributor's knowledge, the statements provided in this application and the accompanying documentation are true and accurate.

  Company Name: Hall-Mark Computer Products
                ----------------------------------------------------------------
  Authorized Signature: \s\ John Stevens     Date: 9/4/98
                       --------------------        -----------------------------
  Print Name: JOHN STEVENS                   Title:  ACCOUNT MANAGER
              -----------------------------          ---------------------------

--------------------------------------------------------------------------------
HEWLETT-PACKARD COMPANY

--------------------------------------------------------------------------------
Susan Weatherman
Reseller Contracts and Negotiation Manager

                                                 May 31, 1999
-----------------------------------------------  -------------------------------
Effective Date                                   Expiration Date

HP INDIRECT COMPUTER RESELLER                                            HEWLETT
APPLICATION SHORT FORM                                                   PACKARD

The HP Indirect Computer Reseller Application Short Form applies to indirect and direct VARs (transitioning to indirect reseller status) who are renewing their HP reseller authorization and whose business focus remains unchanged. Additional office locations may also be added using this form.

--------------------------------------------------------------------------------
1. Distributor Name
--------------------------------------------------------------------------------
   Hall-Mark Computer Products
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. Reseller Company Profile
--------------------------------------------------------------------------------
A. Reseller Company Name:  Design Automation Systems, Inc.  [x] HQ
                           -------------------------------- [ ] Branch Location

B. If requesting authorization to resell any NEW HP platforms/products, mark the appropriate information below and COMPLETE the questions listed which can be found in the complete HP Indirect Computer Reseller Application for
   HP 9000/3000/NetServer/Workstation/Software/PC/Peripheral Resellers.
--------------------------------------------------------------------------------

 HP HARDWARE                                               HP  SOFTWARE
 [X] HP-UX Servers (must complete 6A-F. 7A-C, 9A)          [ ] HP OpenView
 [X] HP-UX Workstations                                        (must complete 6A-B, 9E, 9G, 11A-G)
     (must complete 6A-F, 7A-C, 9A)                        [ ] HP Changengine Admin Edition
 [ ] HP 3000 Servers (must complete 6A-F, sA-C, 9A)            (must complete 6A, 6D, 12A-L)
 [X] HP NetServers/PCs/Peripherals                         [ ] HP VirtualVault (must complete 13A-M)
     (must complete 10A-D)
 [ ] Other                                                 [ ] HP OpenMail (must complete 6A, 14A-G)
          -----------------------------------------        [ ] HP Smart Contact (must complete 15A-R)

C. What is your company's revenue (last 12 months)? $30M Percent HP share: 35%
                                                    ----                   ---
D. What is your company's projected revenue (next 12 months)? $38M Projected HP share: 35%
       ---
E. Is your solution  [xx] Hardware   [xx] Service   [xx] Software

Briefly describe your primary value-added product/service (for example, consulting, software development, hardware integration, network management, etc.). Attach all brochures and data sheets. Include specific details on your customer support plan.

Networking, Database, Internet Security, CAD/CAM, Document Imaging, &
--------------------------------------------------------------------------------
Backup Solutions
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
F. List any relationships with HP or other companies (manufacturers, distributors, software suppliers, etc.).


                                 ----------------------------------------------------------------------
                                 HP                 SUN                  IBM                   AUTODESK
    Manufacturer:
-------------------------------------------------------------------------------------------------------

                                 Hardware/          Hardware/            Hardware/             Software
    Major Products Sold:         Software           Software             Software
-------------------------------------------------------------------------------------------------------
    % of Total Sales:              35%                30%                   25%                   10%
                                 ----------------------------------------------------------------------

G. Identify the geographic selling area where the value-add product(s)/service(s) will be promoted and sold.

    Selling Area (city and state):    Texas, Louisiana, Oklahoma
                                   ---------------------------------------------

    If international indirect reseller, do you wish to renew your international status? [ ] Yes [ ] No

    If yes, complete appropriate forms: HP-UX SERVERS/WORKSTATIONS/HP 3000s, or HP SOFTWARE - HP Solutions Reseller International Access Application - Form C and HP Solutions Reseller International Letter of Agreement - Form D; HP NETSERVERS, PCs, OR PERIPHERALS - Requirements for Becoming an HP Volume International VAR - Form F and HP Volume International VAR Business Profile and Application - Form G.

H. List the current number of permanent employees by job function for this location. If a single employee performs more than one function, estimate the fraction of time spent on each function (for example, if an employee's time is split among inside sales, presales hardware support, and postsales software support, each function should be represented as "1/3").


                                                             IDENTIFY HP FOCUSED RESOURCES FROM TOTAL
                                                                  NUMBER OF EMPLOYEES
------------------------------------------------------------------------------------------------------------------------
JOB FUNCTION                    NO. OF PERMANENT          JOB FUNCTION                          NO. OF PERMANENT
                                 EMPLOYEES                                                      EMPLOYEES
------------------------------------------------------------------------------------------------------------------------
Administration/Other:              5                        HP-Focused-Champions:                       2
------------------------------------------------------------------------------------------------------------------------
Hardware Support:                  3                        Certifications:
------------------------------------------------------------------------------------------------------------------------
Inside Sales:                      1                          HP Sales*                                 3
------------------------------------------------------------------------------------------------------------------------
Outside Sales:                     4                          HP Software*                              3
------------------------------------------------------------------------------------------------------------------------
Professional:                      3                          HP Technical*                             2
------------------------------------------------------------------------------------------------------------------------
Software Programmers:              1                          Other**
------------------------------------------------------------------------------------------------------------------------
Software Support:                  3
------------------------------------------------------------------------------------------------------------------------
Total No. of Employees:           20                        Total HP Focused                             3
                                                            Employees:
------------------------------------------------------------------------------------------------------------------------

* Attach certification documentation (include employee name and certification level and, where applicable, vertical focus).

** Please explain.
--------------------------------------------------------------------------------
1. List two customer references which demonstrate your primary solutions expertise.

Company Name: Intermedics                    Phone: (409) 848-4496
              ------------------------          ----------------------------
Contact Name: Elizabeth Laughlin             Title: IS Administration
              ------------------------          ----------------------------
City: Angleton                               State:  TX            ZIP:
      --------------------------------               ------------      ---------
Company Name: Citizens Telecommunicatios     Phone: (214) 365-3818
              ------------------------             ----------------------------
Contact Name: George Carter                  Title:  UNIX Administrator
              ----------------------------           ---------------------------
City: Dallas                                 State:  TX            ZIP:
      ------------------------------------           ------------      ---------

                     U.S. SOLUTIONS RESELLER CERTIFICATION

1    ADDED VALUE: LIMITS ON ACTIVITY

     A. Reseller certifies that each HP Product purchased from Distributor for resale by Reseller will be incorporated into a system, marketed as such, and sold only with a substantial added value to the system as specified in the Reseller's Application.

     B. Reseller certifies that it is experienced in the use and operation of the HP Products and will be primarily responsible for the support of the Products to end users.

     C. The following limitations will apply to approved Reseller sales activity:

          1. Reseller will not advertise, promote, or resell HP Products to Customers outside any vertical market(s) specified and agreed to in writing by HP.

          2. Reseller will not advertise, promote, or resell HP Products outside any geographic area(s) recognized and agreed to in writing by HP.

          3. Reseller will not resell HP Products without the added value described in the Reseller's Application and agreed to in writing by HP.

          4. Reseller will sell HP Products only to end-user customers (other than Reseller's corporate parent, division, or any subsidiary of corporate parent) located in Reseller's authorized geographic selling areas in the U.S. for use in the U.S.

          5. Reseller will sell add-on HP Products and upgrades to HP systems previously purchased if: (1) Reseller initially resold the HP systems being enhanced or upgraded (the "Initial System") in accordance with the terms and conditions set forth in this Certification, including but not limited to any added value or other requirements set forth in the Reseller's Application, and Reseller has provided and continues to provide ongoing support an the Initial System to its end user, or (2) Reseller did not initially resell the Initial System but the Reseller sells the upgrade or add-on with the added value specified in the Reseller's Application.

D.   For System Integrators, the following additional terms will apply:

     1. System Integrator will, at all times during the period of the specific project, have access to a computer system sufficient for System Integrator to fully support the end-user customer.

     2. Except as otherwise agreed to in writing by HP and System Integrator, System Integrator will be responsible for the marketing and support of the HP Products purchased hereunder. System integrator may subcontract support services from third parties, including HP.

     3. Any HP Products that a System Integrator purchases or licenses hereunder for use in the project may only be resold or redistributed to an end-user customer for its end-use as part of a specific project in which System Integrator assumes responsibility to provide the total system solution to the end-user customer for a project (Prime Contractor).

     4. System Integrator will assume Prime Contractor responsibilities as designated by the end-user customer, maintain single point project responsibility, develop custom software and/or hardware to meet systems integration requirements, and provide value add to HP Products.

     5. "Value Added" will be defined as the total services invoiced to the end-user customer that contribute to managing, developing and implementing a project which utilizes HP Products as the hardware platform for such project. System Integrator will be considered to have provided value-added for each project if System Integrator has been designated a Prime Contractor and project manager by the end-user customer, and has:

          a.   Provided or developed custom application software; or

          b. Integrated customer software/hardware applications and networks in a multi-vendor environment; or

          c.   Provided customer conversion or re-engineering services.

     6. System Integrator's value added will, for each project, equal or exceed the aggregate published list price of the HP Products which are incorporated for use in such Project.

     7. For each project, System Integrator will enter into an agreement which details the specific terms and conditions, obligations and responsibilities under which the System Integrator will team with HP to pursue any project (Project Agreement). The Project Agreement must specify the value added to be provided by the System Integrator.

     8. The System Integrator certifies and agrees that it is experienced in the use and operation the HP Products to be purchased hereunder for the purpose of developing specific system integration solutions to meet the needs of end-user customers and is experienced in supplying or subcontracting support services from third parties, including HP. In the event the SI and HP does subcontract support services from HP then the subcontracting terms advance of negotiations and execution of the Prime Contractor and the end user customer. Subcontractor and Prime Contractor will owrk in good faith to include these additional terms and conditions in the Project Agreement. In the event mutually acceptable subcontract terms cannot be negotiated by the parties with a reasonable time, and in any event within thirty (30) days after notice of award of the prime contract,the Prime Contractor will have the right upon ten (10) day's prior notice to the other party, to terminate its obligation to subcontract goods or services from such other party for such project.


2.   RELATIONSHIPS

     A. Distributor and Reseller are independent contractors engaged in purchasing HP Products for resale to their respective customers. Neither Distributor nor Reseller is an agent or legal representative of HP for any purpose, and neither has any authority to act for, bind, or commit HP.

     B. Neither Distributor nor Reseller has any authority to make any commitment on behalf of HP with respect to quantities, deliveries, modifications, interfacing capability, suitability of software, or suitability in specific applications. Reseller has no authority to modify the warranty offered with HP Products. Reseller will indemnify Distributor and HP from liability for any modified warranty or other commitment by Reseller.

     C. For the term of this Certification, Reseller will only be authorized to purchase HP Products from Distributor with which Reseller applies and is approved by HP.

     D. If Reseller's relationship with Distributor is terminated during the term of this Certification, Reseller may only change its purchasing relationship to another Distributor once during the remaining term.

     E. Any change in the Reseller's vertical market(s), reselling geography, added value, or other business plans covered in the Reseller's Application must be approved in writing by HP prior to reselling HP Products based on those changes.

     F. HP, Distributor, or Reseller may terminate this Certification without cause at any time upon thirty (30) days written notice or with cause at any time upon fifteen (15) days written notice.

     G. This Certification will terminate immediately if Reseller ceases to have a buying relationship with Distributor, or HP's Agreement with Distributor terminates.

3.   RESELLER OBLIGATIONS

     A. The following criteria applies to all Resellers in order to obtain and maintain HP authorization to sell HP Products.

          1. Reseller must comply with all training requirements designated by HP on each Product line the Reseller carries.

          2. Reseller must maintain an active HP support contract for each HP Product line carried or obtain equivalent technical support from authorizing Distributor. Direct HP support is available only for Resellers holding a valid contract. If support is maintained solely at a headquarters location, the Reseller must obtain support services through its headquarters location. Support situations must be duplicated on the contracted installation.

          3. Reseller's sale of HP "System Support Options" and other support services to its end-user customers is subject to the terms and conditions set forth in the applicable HP support reference materials.

          4. Reseller will provide the following information to Distributor (or upon request, to HP), at time of order, or prior to shipment of HP Products to end-user customer:

               a.   Name and address of end-user customer

               b.   Ship date of HP Products to end-user customer

               c.   HP Product numbers and serial numbers

               d. Primary and alternate end-user customer Response Center caller

               e.   Other information which HP may reasonably require

          5. Reseller is responsible for maintaining support services for the added value portion of the system.




4.   LICENSING

     A. Unless prior written consent is obtained from HP, Reseller will not copy or modify any HP materials supplied through Distributor, except that software materials may be copied for archival purposes, to replace a defective copy, or for program error verification. Reseller will not remove, omit, or alter any label or copyright notice on these materials.

     B. Reseller is granted the right to distribute software materials supplied by HP in accordance with the Software License Terms attached hereto. Reseller may also use the materials for demonstration purposes in accordance with those Software License Terms.

          1. Where an end-user agreement is supplied with the software, the user must sign the agreement or indicate acceptance by opening the media package in order to obtain a license to use the software. Use of the software will be subject to the terms of the agreement.

          2. Where the software is designated as confidential or trade secret in its license terms, Reseller will safeguard the software in accordance with industry standards and applicable law, using the same degree of care to prevent unauthorized disclosure as it uses with its own trade secrets and those of other suppliers.

5.   DEMONSTRATION UNIT PURCHASE TERMS

     A. Each Reseller location may purchase from Distributor up to five (5) systems for each authorized Product line for demonstration/development or support purposes only, per one -(1) year period.

     B.   Reseller agrees not to resell the demonstration HP Products for a one
          - (1) year period from the date of purchase.

                       HP SOFTWARE LICENSE TERMS ADDENDUM

1.   DEFINITIONS

     A. Software" means one or more programs capable of operating on a controller, processor or other hardware Product ("Device"). Software is either a separate Product, included with another Product ("Bundled Software"), or fixed in a Device and not removable in normal operation ("Firmware 11).

     B. "Use" means storing, loading, installing, executing, or displaying Software on a Device.

     C. "Products" means hardware, Software, documentation, accessories, supplies, parts and upgrades that are determined by HP to be available from HP upon receipt of Customer's order. "Custom Products" means Products modified, designed or manufactured to meet Customer requirements.

     D. "Software License" means the Use authorization(s) for the Software specified by HP in its quotation, invoice or other documentation. Each Software License has a corresponding License Fee.

     E. "License Fee" means the fee or fees designated by HP for Use of Software. Different License Fees may apply to particular Software if more than one Software License is available for that Software.

2.   LICENSES

     In return for the License Fee, HP grants Customer a non-exclusive license to Use the Software listed in Customer's order in conformance with the applicable Software License. Details of the types of Software Licenses offered are available from HP on request. If no Software License is specified, then, in return for the applicable fee, HP grants Customer a license to Use one copy of the Software on one Device at any one time. All Software Licenses will be perpetual unless terminated, transferred or otherwise specified.

     If Customer is an HP Authorized Reseller, Customer may sublicense the Software to an end-user for its Use, or (if applicable) sublicense the Software to an HP authorized reseller for subsequent distribution to an end-user for its Use. These sublicenses must incorporate the terms of this license in a written sublicense agreement, which will be made available to HP upon request.

3.   GENERAL LICENSE TERMS

     A. Unless otherwise permitted by HP, Customer may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software an a backup Device, provided that copies and adaptations are used in no other manner and provided further that the Use on the backup Device is discontinued when the original or replacement Device becomes operable.

     B. Customer must reproduce all copyright notices in or on the original Software on all permitted copies or adaptations. Customer may not copy the Software onto any public or distributed network.

     C. Bundled Software or Firmware provided to Customer may only be used when operating the associated Device in configurations as sold or subsequently upgraded by HP. Customer may transfer Firmware only upon transfer of the associated Device.

     D. Updates, upgrades or other enhancements are available under HP Support Agreements. HP reserves the right to require additional licenses and fees for Use of the Software on upgraded Devices.

     E. The Software is owned and copyrighted by HP or by third party suppliers. Customer's license confers no title or ownership and is not a sale of any rights in the Software, its documentation, or the media on which they are recorded or printed. Third party suppliers may protect their rights in the Software in the event of any infringement.

     F. Customer will not disassemble or decompile the Software without HP's prior written consent. Where Customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt the Software unless necessary for legitimate use of the Software.

     G. Customer's Software License is transferable subject to HP's prior written authorization and payment to HP of any applicable fees. Customer will immediately upon transfer deliver all copies of the Software to the transferee. The transferee must agree in writing to the terms of Customer's license. All license terms will be binding an involuntary transferees, notice of which is hereby given. Customer's license will automatically terminate upon transfer

     H. HP may terminate Customer's or any transferee's or sublicensee's Software License upon notice for failure to comply with any applicable license terms. Immediately upon termination, the Software and all copies of the Software will be destroyed or returned to HP. Copies of the Software that are merged into adaptations, except for individual pieces of data in Customer's or transferee's or sublicensee's data base, will be removed and destroyed or returned to HP. With HP's written consent, one copy of the Software may be retained subsequent to termination for archival purposes.

1. In this clause on Licenses to the U.S. Government, the term "Customer" means HP's direct purchaser, any entity sublicensing the Software, and the end-user.

     1. If Software is licensed for use in the performance of a U.S government prime contract or subcontract, Customer agrees that Software has been developed entirely at private expense. Customer agrees that Software, and any derivatives or modifications, is adequately marked when the Restricted Rights Legend below is affixed to the Software or to its storage media and is perceptible directly or with the aid of a machine or device. Customer agrees to conspicuously put the following legend on the Software media with Customer's name and address added below the notice:

          RESTRICTED RIGHTS LEGEND

          Use, duplication or disclosure is subject to HP standard commercial license terms or to the following restrictions, whichever is applicable

          1. for non-DOD Departments and Agencies of the U.S. Government, as set forth in FAR 52.227-19(c)(1-2)(Jun 1987)

          2. for the DOD and its Agencies, as set forth in OFARS 252.227-7013 (c) (1) (ii) (Oct 1988), DFARS 252.211-
               7015(C)(May 1991), whichever is applicable.

                             Hewlett-Packard Company
                               3000 Hanover Street
                            Palo Alto, CA 94304 U.S.A
               Copyright (c) 199- Hewlett-Packard Company. All Rights
                                   Reserved

          2. Customer further agrees that Software is delivered and licensed as "Commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211 7015(May 1991) or OFARS
               252.227-7014 (Jun 1995), or as a "commercial item" as defined in FAR 2.101(A), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. The Customer agrees that it has only those rights provided for such Software by the applicable FAR or DFARS clause or the HP standard software agreement for the Product involved.

               J. Neither party may assign any rights or obligations hereunder without prior written consent of the other party.

               K. Customer who exports, re-exports or imports HP licensed Products, technology or technical data purchased hereunder, assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. HP may suspend performance if Customer is in violation of any applicable laws or regulations.

               L. Disputes arising in connection with this Agreement will be governed by the laws of the country and locality in which HP accepts the order.

               M. These HP Software License Terms supersede any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Customer's additional or different terms and conditions will not apply. These HP Software License Terms may not be changed except by an amendment signed by an authorized representative of each party.

                             U.S. RESELLER AGREEMENT



1.   APPOINTMENT

     A. Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing HP Products listed on the Product Exhibits and sold by and purchased from an HP Authorized Distributor.

     B. Reseller's appointment is subject to the terms and conditions set forth in this Agreement, Addenda, Product Exhibits and HP Product Categories (collectively, the "Agreement") for the period from the effective date through the expiration date of this Agreement. Reseller accepts appointment on these terms.

2.   STATUS CHANGE

     A. Reseller's approved company names, including DBA(s) and selling locations, are listed on the HP Exhibit L and are the only names and selling locations under which Reseller may represent and sell HP Products. If Reseller wishes to:

          1.   Change its name;

          2. Add, close or change an approved shipment, delivery, other HP-authorized location;

          3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 25% or more of Reseller's capital stock or assets after such transaction; or

          4. Undergo a significant change in control or management of Reseller operations; then Reseller shall notify HP in writing prior to the intended date of change. In no event may such notice be provided more than ten (10) days after the change has occurred.

     B. HP agrees to promptly notify Reseller of its approval or disapproval of any proposed change, provided that Reseller has given HP all information and documents reasonably requested by HP.

     C. HP must approve proposed Reseller changes prior to any obligation of HP to perform under this Agreement with Reseller as changed.

3.   RESELLER RESPONSIBILITIES

     A.   Reseller agrees to:

          1. Advertise, promote, demonstrate and sell HP products only within the geographies defined in this Agreement and, when defined by the HP Product Categories, on a face-to-face basis.

          2.   Represent HP Products fairly to all Customers.

          3. Forward promptly to Customers all technical sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to Customers

          4. Provide Customers with any HP ergonomics information, including, where applicable, HP WORKING IN COMFORT materials (in paper and electronic form) and any warning or advisory tags, labels, or other information relating to the use of HP Products containing keyboards.

          5. Ensure that ongoing pre-sales support and post-sales technical support of HP Products and Reseller's value added solutions is provided to all Customers. Reseller agrees to maintain or make available such qualified personnel as necessary to provide timely and knowledgeable support services sufficient to ensure a high level of Customer satisfaction.

          6. Ensure that no sale, advertising, promotion, display, or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that Product.

          7. Respond promptly to all Customer inquiries or requests related to HP Products.

          8.   Report promptly to HP all suspected defects in HP Products.

          9. Ensure that its employees complete any required training courses and certification designated by HP.

          10. Confer periodically with HP at HP's request on matters relating to market conditions, sales forecasting, and Product planning.

          11. Use catalogs and telemarketing sales techniques only in conformity with current HP policies and only as a complement to face-to-face sales activity.

          12. Identify and keep current a primary and secondary support contact for both marketing communications and post sales technical support at each approved Selling Location.

          13. Provide Customers with a written invoice stating the Customer's name and address, the date of purchase, and serial numbers, if any, of HP Products. Reseller will retain such records, or their equivalent to enable reseller to notify Customers of Product safety information, corrections for operational problems, and the like.

     B. Reseller may advertise only those HP Products which it is authorized to sell. Reseller's advertising may in no way mention Reseller as an authorized reseller for any other HP Product.


4.   MULTIPLE AGREEMENT DISCOUNTS

     Unless otherwise specified by HP in writing, purchases of HP Products under any HP Product Exhibit in this Agreement and purchases under any other HP Product Exhibits in this or any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.


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7.   PRICES

     Upon request from Reseller, at its discretion, HP may grant special pricing for particular end-user Customer transactions. In good faith, HP may retract the special pricing any time before acceptance by the end-user Customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through to the end-user of all or part of the non-standard offering extended by HP.

9.   ORDERS AND DELIVERY

     HP may, from time to time, offer Reseller certain HP Products on special promotional terms. Such purchases may not, in some cases, be eligible for promotional allowance funds, price protection or stock adjustments. With these exceptions, Reseller's purchases in response to these special promotional offers are subject to the terms set forth in Reseller's Agreement.

10.  SOFTWARE

     Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

11.  TRADEMARKS

     A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks, logo types, trade names, and insignia ("HP Marks"). Reseller may display the HP Marks solely to promote HP Products. Any display of the HP Marks must be in good taste, in a manner that preserves their value as HP Marks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in a way which may imply that Reseller is an agency or branch of HP; Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Reseller's use belong solely to HP.

     B. Reseller grants HP the non-exclusive, royalty-free right to display Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Reseller's Selling Locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Reseller's trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

13.  LIMITATION OF LIABILITY AND REMEDIES

     A. The remedies provided in this Agreement are Reseller's sole and exclusive remedies against HP. IN NO EVENT WILL HP BE LIABLE FOR LOSS OF DATA, FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OR FOR ANY OTHER DAMAGES WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY.

     B. Notwithstanding the foregoing, HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Product sold under this Agreement is defective and has directly caused such property damage, bodily injury or death, provided that HP's liability for damage to tangible property will be limited to $1,000,000 per incident or the purchase price of the specific HP Products that caused such damage.

14.  INTELLECTUAL PROPERTY PROTECTION

     A. HP will defend or settle any claim against Reseller that any HP Product furnished under this Agreement infringes a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where Reseller acquires or sells the Product from HP, provided that Reseller:

          1.   Promptly notifies HP in writing of the claim;

          2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement, and

          3. Sold said Products or Support in complete compliance with this Agreement.

          HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Reseller.

     B. HP's indemnity shall extend to Reseller's authorized Customers under this Agreement provided they comply with the obligations above.

     C. HP may procure for Reseller, its Customers and end-users the right to continued sale or use, as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, or in the case of a settlement agreement which binds HP, HP will have the option to replace the Product with a non-infringing Product, modify the Product so it becomes non-infringing at HP's expense, or repurchase the HP Product from Distributor or Authorized Reseller at Net Distributor price less depreciation.

     D.   HP has no obligation for any claim of infringement arising from:

          1. HP's compliance with any designs, specifications or instructions of Reseller;

          2.   Modification of the Product by Reseller or a third party;

          3.   Use of the Product in a way not specified by HP; or

          4.   Use of the Product with products not supplied by HP.

     E. This Section states HP's entire liability for intellectual property infringement by HP Products furnished under this Agreement.

15.  RECORD-KEEPING AND AUDIT

     A. At HP's discretion and upon reasonable notice to Reseller, HP or HP's designate will be given prompt access during normal business hours, either on site, or through other means specified by HP, to Reseller's Customer records, inventory records, other books and records of account specifically related to Products as which HP believes are reasonably necessary to verify and audit Reseller's compliance with the terms of this Agreement.


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